SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       SEPTEMBER 22, 1998


                             AVIATION SALES COMPANY
-------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


        DELAWARE                       1-11775                 65-0665658
-------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


         6905 NW 25TH STREET, MIAMI, FL                           33122
-------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (305) 592-4055


                                       N/A
-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)

                               Page 1 of 6 pages.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.


         On September 22, 1998 (the "Closing Date"), a wholly-owned subsidiary of Aviation Sales Company, a Delaware corporation (the Company"), Aviation Sales Maintenance, Repair & Overhaul Company, a Delaware corporation (the "Buyer"), closed its previously announced acquisition of Triad International Maintenance Corporation, a Delaware corporation ("TIMCO"), pursuant to a Stock Purchase Agreement dated August 10, 1998 (the "Purchase Agreement") by and among the Buyer, Primark Corporation, a Michigan corporation (the "Seller") and its wholly-owned subsidiary, TIMCO. Pursuant to the Purchase Agreement, Buyer purchased from Seller all of the outstanding common stock of TIMCO for a purchase price of $70.0 million in cash. The acquisition was financed from the Company's bank lines of credit (see below). The purchase price was determined in arms-length negotiations between the Company and the Seller. Additionally, as part of the transaction, the Buyer agreed to guaranty certain industrial revenue bond financing incurred in connection with the development of TIMCO's Greensboro operating facilities, in the approximate amount of $11.4 million. Additionally, as a closing adjustment, the Seller contributed approximately $8.0 million to TIMCO.


         TIMCO, based in Greensboro, North Carolina, operates an FAA licensed aircraft repair station specializing in the maintenance, repair and overhaul ("MR&O") of narrowbody and widebody aircraft. Pursuant to the terms of the Purchase Agreement, the Seller has agreed that for a period of five years following the Closing Date, the Seller and its subsidiaries will not engage, directly or indirectly, in the aircraft MR&O business.

         The assets of TIMCO acquired in connection with the Purchase Agreement included all rights, titles and interests of TIMCO in and to (i) all real property, buildings and improvements leased or used by TIMCO, (ii) fixed assets owned, leased or otherwise used by TIMCO, including equipment, (iii) inventory, and (iv) contracts, agreements and leases of personal property. For the foreseeable future, the Company intends to utilize such assets in connection with the business of TIMCO.

         The foregoing is a summary of certain information contained in the Purchase Agreement, as amended. Reference is made to the more detailed information contained therein and attached hereto as Exhibits 2.1 and 2.2.

ITEM 5.           OTHER EVENTS.

         On September 18, 1998, the Company entered into an agreement with several financial institutions amending its existing credit facility pursuant to the terms of an Amendment No. 2 And Consent to Third Amended And Restated Credit Facility dated as of October 17, 1997 (the "Amendment to Credit Facility Agreement"). Under the terms of the Amendment to Credit Facility Agreement, the

Company's existing credit facility was amended to provide the Company with a $200.0 million revolving loan and letter of credit facility, subject to an availability calculation based on an eligible borrowing base (the "Amended Credit Facility"). The eligible borrowing base includes certain receivables and inventories of the Company, including the receivables and inventory of TIMCO. The letter of credit portion of the Amended Credit Facility is subject to a $30.0 million sublimit, with the imposition of certain borrowing criteria based upon the satisfaction of certain debt ratios.

         The interest rate on the Amended Credit Facility is, at the option of the Company, (a) prime plus a margin, or (b) LIBOR plus a margin, where the respective margin determination is made upon the Company's financial performance over a 12 month period (ranging from 0.0% to 1.0% in the event prime is utilized, or 1.125% to 2.5% in the event LIBOR is utilized). At September 18, 1998, the margin was 0.5% for prime rate loans and 2.0% for LIBOR rate loans.

         The Amended Credit Facility terminates on July 31, 2002. The Amended Credit Facility contains financial and other covenants and mandatory prepayment events, as defined. At September 18, 1998, the Company was in compliance with all covenants of the Amended Credit Facility. The Amended Credit Facility is secured by a lien on substantially all of the assets of the Company, including the assets of TIMCO. At October 6, 1998, $135,541,412 was outstanding under the Amended Credit Facility.

         The foregoing is a summary of certain information contained in the Amendment to the Credit Facility Agreement. Reference is made to the more detailed information contained in such document, which is attached hereto as
Exhibit 10.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                           Financial statements of the business acquired shall be provided pursuant to an amendment to this Form 8-K.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Pro forma financial information shall be provided pursuant to an amendment to this Form 8-K.

                  (c)      EXHIBITS.

      EXHIBIT NO.                 DESCRIPTION
      -----------                 -----------

          2.1                     Stock Purchase Agreement dated August 10,
                                  1998 by and among Aviation Sales Maintenance, Repair & Overhaul Company, Primark Corporation and Triad International Maintenance Corporation.

          2.2 First Amendment to Stock Purchase Agreement dated September 22, 1998.

         10.1 Amendment No. 2 and Consent dated as of September 18, 1998 to the Third Amended and Restated Credit Agreement dated as of October 17, 1997 among Aviation Sales Operating Company, Aerocell Structures, Inc., AVS/Kratz-Wilde Machine Company, Whitehall Corporation, Triad International Maintenance Corporation, Aviation Sales Company, Citicorp Securities, Inc., as arranger and Citicorp USA, Inc., as agent.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 7, 1998                          AVIATION SALES COMPANY



                                   By:   /S/ JOSEPH E. CIVILETTO
                                         --------------------------------------
                                         Joseph E. Civiletto, Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT            DESCRIPTION
-------            -----------

  2.1 Stock Purchase Agreement dated August 10, 1998 by and among Aviation Sales Maintenance, Repair & Overhaul Company, Primark Corporation and Triad International Maintenance Corporation.

  2.2              First Amendment to Stock Purchase Agreement dated September
                   22, 1998.

 10.1 Amendment No. 2 and Consent dated as of September 18, 1998 to the Third Amended and Restated Credit Agreement dated as of October 17, 1997 among Aviation Sales Operating Company, Aerocell Structures, Inc., AVS/Kratz-Wilde Machine Company, Whitehall Corporation, Triad International Maintenance Corporation, Aviation Sales Company, Citicorp Securities, Inc., as arranger and Citicorp USA, Inc., as agent.